Exhibit 10.2

New Restricted Stock Bonus Grants to Executive Officers Under The Openwave Systems Inc 2001 Stock Compensation Plan

The following grants were made using the form of Restricted Stock Bonus agreement filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K filed on September 30, 2002

Participant	Grant Date	Restricted Shares	Vesting Schedule

David Hose	10/27/2003	16,666	1/36 of the shares monthly beginning on 11/27/03
Joshua Pace	10/27/2003	4,166	1/36 of the shares monthly beginning on 11/27/03
Steve Peters	10/27/2003	16,666	1/36 of the shares monthly beginning on 11/27/03
Jon Shantz	10/27/2003	16,666	1/36 of the shares monthly beginning on 11/27/03
Allen Snyder	10/27/2003	16,666	1/36 of the shares monthly beginning on 11/27/03